UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2020

CME GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31553	36-4459170
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

20 South Wacker Drive, Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 930-1000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock	CME	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 6, 2020, CME Group Inc. (the “Company”) announced that Bryan T. Durkin will step down as President in May of this year. At that time, Mr. Durkin will begin serving as a special advisor to the Company, reporting to CME Group Chairman and Chief Executive Officer Terrence A. Duffy.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective as of February 5, 2020, the Board of Directors (the “Board”) of the Company amended and restated the Company’s Fourteenth Amended and Restated Bylaws (as so amended and restated, the “Bylaws”), to modify the nomination process for Class B Directors (as defined in the Bylaws). As provided in the Bylaws, in connection with the 2021 annual meeting of shareholders and at each annual meeting thereafter, nominees for each class of Class B Directors will include eligible nominees selected by the Board’s Nominating and Governance Committee and nominees who satisfy the existing requirements for write-in nominees. As a consequence, the Class B Nominating Committees (as defined in the Bylaws) will be eliminated as of the 2020 annual meeting of shareholders.

As provided by the Bylaws, the nominations of Class B Directors for the 2020 annual meeting of shareholders, to be held May 6, 2020, were selected by the existing, applicable Class B Nominating Committees. There will not be an election at the 2020 annual meeting of shareholders for new Class B Nominating Committees.

Additionally, the Bylaws formalize the combination of the Nominating and Governance Committees of the Board into a single committee.

The foregoing description of the amendments to the Bylaws is a summary only and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached as Exhibit 3.1 to this report and incorporated herein by reference as though fully set forth herein.

Item 8.01	Other Events.

The Company issued a press release regarding Mr. Durkin stepping down from his role as President. A copy of the press release is attached to this report as Exhibit 99.1 and is hereby furnished pursuant to this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Fifteenth Amended and Restated Bylaws of CME Group Inc., effective as of February 5, 2020

99.1	Press release, dated February 6, 2020, regarding Mr. Durkin.

104	Cover Page Interactive Data File (formatted in iXBRL in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CME Group Inc.
Registrant

Date: February 7, 2020	By:	/s/ Kathleen M. Cronin
	Name:	Kathleen M. Cronin
	Title:	Senior Managing Director, General Counsel and Corporate Secretary